Loans Due From Third Parties	12 Months Ended
Jun. 30, 2022
Loans Due From Third Parties [Abstract]
LOANS DUE FROM THIRD PARTIES
5.	LOANS DUE FROM THIRD PARTIES

As of June 30, 2022 and 2021, the Company’s loans due from third parties was as following:

	June 30, 2022	June 30, 2021
Golden Mountain Solution Inc.	18,600,000	-
Golden Bridge Solution Inc.	3,822,785	-
Xie Juan	500,000	-
Wei Yuzhog	500,000	-
Golden Tree Inc.	100,000	-
Qingdao Gangganghao Technology Co., Ltd.	-	3,623,076
Qingdao Honghuanglv Media Co., Ltd.	-	619,329
Qingdao Xiaohuangbei Technology Co., Ltd.	-	4,722,386
Qingdao Dabutong Network Technology Co., Ltd.	-	3,337,140
Hunan Peiyuan Media Co., Ltd.	3,000,000	3,000,000
Li Xian	1,000,000	1,000,000
Lu Hongwen	714,027	714,027
	$28,236,812	$17,015,958

During the year ended June 30, 2021, the Company entered into certain loan agreements of approximately $16.7 million with seven customers for which the Company planned to provide blockchain business. The loans bear fixed interest rates were 6.7% per annum, and all matured on December 30, 2021. In December 2021, the Company collected principals of $12.3 million and extended the remaining loans for one year. The Company assessed the collection of interest was remote after the vendors repaid the principals, the Company reversed interest income of $80,918   during the year ended June 30, 2022. Accordingly, the Company wrote off interest receivable of the same amount.

During the year ended June 30, 2022, the Company entered into certain loan agreements of approximately $35.8 million with six customers for which the Company planned to provide blockchain business. The loans bear fixed interest rates ranging between 1% and 2.64% per annum, and matured through November 2022. The Company did not recognize interest income on loans until interest were received.